===============================================================

                          SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                           (Amendment No. ____)


Filed by the registrant   [ X ]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[_]  Preliminary proxy statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     BRANDAID MARKETING CORPORATION
            (Name of Registrant as Specified in its Charter)
        _________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11:
       (1) Title of each class of securities to which transaction applies:
             _________________________________________________________
       (2) Aggregate number of securities to which transaction applies:
             _________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount previously paid: _____________________
       (2) Form, Schedule or Registration Statement No.:_________________
       (3) Filing Party: ________________________________________________
       (4) Date Filed: __________________________________________________
       ===============================================================

       ===============================================================




                      BRANDAID MARKETING CORPORATION




                               NOTICE OF

                    ANNUAL MEETING OF STOCKHOLDERS

                          AND PROXY STATEMENT

                              MEETING DATE:

                             JUNE 25, 2002








       ===============================================================

                     BrandAid Marketing Corporation
                   1715 Stickney Point Rd, Suite A-12
                      Sarasota, Florida 34231.
Phone: (941) 925-8312                               Facsimile: (941) 349-1337
_____________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON TUESDAY JUNE 25, 2002.

The Annual Meeting of Stockholders of BrandAid Marketing Corporation (the "Company") will be held at the offices of Bobbitt, Pittenger & Co., the auditors of BrandAid, at the following address:

                    1605 Main Street, Suite 1010
                      Sarasota, Florida 34236

on Tuesday, June 25, 2002 at 1:00 P.M., for the purpose of considering and acting upon the following matters:

1. The election of two Class 3 Directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2. The ratification of the appointment of Jay Elliott as the Company's President and CEO.

3. The ratification of the appointment of Paul Sloan as the Company's
Secretary.

4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on May 21st, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Company, located at 1715 Stickney Point Rd, Suite A-12, Sarasota, Florida 34231.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF PAUL SLOAN AS SECRETARY.

                        By Order of the Board of Directors
                        /s/Paul Sloan
                        Paul Sloan, Chairman and Secretary
May 22, 2002

                                 PROXY STATEMENT

GENERAL INFORMATION

   You are being furnished this information in connection with the solicitation by the Board of Directors of BrandAid Marketing Corporation (sometimes called we, us, the "Company", or "BrandAid" in this Proxy Statement) of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting"), or at any adjournment or postponement thereof.

   You are invited to attend this Annual Meeting on June 25, 2002, beginning at 1:00 PM, at the offices of Bobbitt, Pittenger & Co., the auditors of BrandAid, at 1605 Main Street, Suite 1010, Sarasota, Florida 34236.

   This Proxy Statement, form of proxy, voting instructions, and the Notice of Annual Meeting are being sent to our stockholders (the "Stockholders") on or about May 24th, 2002.

The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, shareholders in attendance, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

   BrandAid's Board of Directors solicits proxies in order to provide every Shareholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the Shareholder attends the Meeting in person. When the Proxy Card is properly signed and returned, the shares the proxy represents will be voted by the proxy holders named on the card in accordance with the Shareholder's directions.

   You are urged to specify your choices by marking the appropriate boxes on the enclosed Proxy Card. If the Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. A Shareholder giving a proxy may revoke it at any time before it is voted by filing with the Company Secretary an instrument revoking it, or by a duly executed and deposited Proxy Card bearing a later date. If you attend the Meeting, you may vote by ballot, thereby canceling any proxy vote previously given.

   You may give a proxy to someone other than those designated on the Proxy Card, if you wish to do so by crossing out the names of the designated proxies and by then inserting the name of another person(s). A copy of the signed Proxy Card deposited with the Company should be presented at the Meeting by the person(s) representing you.

   Solicitation of proxies is made on behalf of BrandAid's Board of Directors, and the cost of preparing, assembling, and mailing the Notice of Annual Meeting, Proxy Statement and Proxy Card will be paid by BrandAid.


                 VOTING SECURITIES AND SECURITY OWNERSHIP

VOTING SECURITIES

   At the close of business on May 21st, 2002, the record date fixed for the determination of Stockholders entitled to notice of and to vote at the Meeting, there were 1,475,258 outstanding shares of the Company's Common Stock, its only class of voting securities currently issued. Each share of Common Stock entitles the record holder thereof to one vote. The presence at the Meeting, in person or by proxy, of a majority of such outstanding shares of Common Stock will constitute a quorum.

   The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to:

1. elect 2 Class 3 Directors.
2. ratify the appointment of Jay Elliott as President and CEO.
3. ratify the appointment of Paul Sloan as BrandAid's Secretary.

   An abstention occurs when a Shareholder is present either in person or by proxy at the meeting but the Shareholder does not vote. Brokers who hold shares in street names for customers have the authority to vote only on certain routine matters in the absence of instructions from the beneficial owners. A broker non-vote occurs when the broker does not have the authority to vote on a particular proposal. Abstentions and broker non-votes are not included in the tabulations for re-election of the directors or approval of the appointment of the Company's Secretary. Abstentions are not used in tabulating the votes "for" or "against" a resolution, but are used in the calculation of a quorum for the Meeting.

                           SHARE OWNERSHIP
             OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of May 21st, 2002 the date of record regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each Director and Officer of the Company, and each nominee as Director or Officer, and (iii) by all Executive Officers and Directors of the Company as a group. Each of the persons named in the table has sole voting and investment power with respect to Common Stock beneficially owned. The number of shares indicated does not include unexercised stock options.

Name of            Number of    Percentage   Preferred     Percentage
Beneficial Owner     Shares      of Common      Stock       of Common
                  Beneficially     Stock     Beneficially   Stock After
                     Owned                      Owned       Conversion

Paul Sloan           26,450         1.8%
Secretary,
Chairman

James Vondra(a)      17,500         1.2%
Director

Kim Adolphe(a)      134,800        9.10%
Director

Michael Solomon       1,443        0.10%
Director

Ira Helman(a)        25,750        1.70%
Director

Kristian Baso(b)(f)       0        0.00%
Director

Sean Zauser(b)(f)         0        0.00%
Director

Darren Silverman(b)(f)    0        0.00%
Director

Jay Elliott  (c)     73,700        4.99%
President,
CEO, Director

IDT Group, Inc.      73,740        4.98%        4            6,000,000

Peter Gottesman      73,700        4.99%

Larry Provost(d)      6,638        0.45%       10(e)

All Directors and
Officers as a
Group(e)            427,083        28.8%
________________________________
NOTES TO TABLE:
(a) Resigned from Board on November 14, 2001. The Company has filed a declaratory action to cancel all shares of Ms. Adolphe.
(b) Appointed to Board on November 14, 2001.
(c) Appointed to Board on January 11, 2002.
(d) Former Chairman of Board, resigned in February, 2000. Mr. Provost also owns 10 shares of preferred convertible stock, which he received as an officer and director of the company, with no conversion rights except by a unanimous resolution of the Board of Directors.
(e) All persons listed with the exception of Larry Provost.
(f) Officer and affiliate of IDT Group, Inc.
______________________

            PROPOSAL ONE - ELECTION OF CLASS 3 DIRECTORS

   The Company's By-Laws provide for the election of two CLASS 3 Directors to serve for a term of three year, until the 2005 Annual Meeting of Stockholders and the election and qualification of their respective successors. Unless otherwise directed, proxies will be voted for the election of Jay Elliott and Kristian Baso as CLASS 3 Directors.

   Each of the nominees has indicated a willingness to serve as a director of the Company. In the event that any of the nominees should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

   The following table sets forth certain information about each nominee.

                   Name                       Age           Position

               Jay Elliott                    49            Director.

               Kristian Baso                  30            Director.

Biographical Information respecting the Nominees:

Jay Elliott - Director, President, and CEO of BrandAid Marketing Corp.

   Jay H. Elliott is currently our President and Chief Executive Officer, having accepted these positions in January, 2002. Prior to BrandAid, and continuously for the past five years, Mr. Elliott served as Chief Executive Officer at eautoline.com, a business to business provider that facilitates transactions between wholesale automotive car buyers and sellers. In this role, he reorganized eautoline.com and focused the business exclusively on the Company's unique e-Titling technology that allows the paperless transfer and creation of automotive Titles. Mr. Elliott currently serves on eautoline's Board of Directors.

   Before eautoline.com, Mr. Elliott was Executive Vice President of CompuCOOK, an in-store marketing services and information company. CompuCOOK delivers home meal solutions, recipes, promotions and other high value information directly to consumers at retail. At CompuCOOK, Mr. Elliott was responsible for all sales and retail operations that included a staff of 65 people. In less than two years, Mr. Elliott successfully guided CompuCOOK to an increase in revenue of from under $1 million to over $4 million, and distribution to from under 1,000 to over 3,500 major supermarkets nationally.

   Prior to CompuCOOK, Mr. Elliott was President and Chief Executive Officer of Retail Marketing Network, Inc., an in-store marketing services company and a subsidiary of American Media, a NYSE media company. At Retail
Marketing Network, Mr. Elliott introduced a revolutionary consumer promotion property, The Paperless Coupon Network. In addition, he introduced two new in-store media properties, ShelfSaver and ShelfTalk. In little over two years,

Mr. Elliott secured contracts from 12 out of the top 15 supermarkets chains in the US and from over 4,000 stores. He guided revenues from under $1 Million to over $4 Million before selling the Company to News America Marketing.

   Prior to Retail Marketing Network, Mr. Elliott spent 12 years with ActMedia, the nation's largest in-store marketing company. When he joined ActMedia in 1982, the Company's revenues were under $2 Million and upon his departure in 1994, revenue rose to over $200 million. In addition, he was directly involved with the launch and development of 8 new in-store advertising and promotion products. During the final 6 years, he was Vice President of Sales where he managed a staff of 30+ salespeople and $65 Million in revenue.

   Mr. Elliott has an undergraduate degree from Washington College and a Master of Arts degree from University of Denver.

Kristian Baso - Director of BrandAid Marketing Corp.

   Mr. Baso has previous experience as a holder of a Series 7 license and working at multiple stock brokerage firms in the financial industry. In addition, Mr. Baso has held various positions in the financial industry with hedge fund/day trading and venture capital organizations. Mr. Baso is currently employed by the IDT Group, Inc.

   The Directors to be elected at the Annual Meeting will hold office until the 2005 Annual Meeting of shareholders or until their successor is elected and qualified.

The Board of Directors has unanimously approved the election of the nominees listed below.
                               Class 3 Directors: Jay Elliott
                                                  Kristian Baso

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS


            PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF JAY ELLIOTT AS PRESIDENT AND CEO OF BRANDAID MARKETING CORPORATION.

   Our By-Laws provide for the election of Officers to serve until replaced for cause or as otherwise provided in the By-Laws of the Company.

   We had appointed Jay Elliott as our interim President and Chief Executive Officer (CEO) on January 11, 2002, to hold office until our next Annual Meeting.

   Mr. Elliott has indicated a willingness to serve as President and CEO of the Company. In the event that he should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

       The following table sets forth certain information about the nominee.

                   Name              Age       Position
                   -----             ---       --------
                Jay Elliott          49        Nominee as President and CEO

   Mr. Elliott's biography is presented above, as part of Proposal 1.

   The President and CEO to be elected at the Annual Meeting will hold office until replaced for cause or as otherwise provided in the By-Laws of the Company. The Board of Directors has unanimously approved the election of the nominee listed below to the positions of President and CEO.

                               Jay Elliott

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for election of officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE NOMINEE FOR PRESIDENT AND CEO.


            PROPOSAL THREE - RATIFICATION OF THE APPOINTMENT OF PAUL SLOAN AS SECRETARY OF BRANDAID MARKETING CORPORATION.

   Our By-Laws provide for the election of Officers to serve until replaced for cause or as otherwise provided in the By-Laws of the Company.

   We had appointed Paul Sloan as our interim Secretary on January 11, 2002, to hold office until our next Annual Meeting.

   Mr. Sloan has indicated a willingness to serve as Secretary of the Company. In the event that he should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

       The following table sets forth certain information about the nominee.

                  Name              Age       Position
                  -----             ---       --------
                Paul Sloan          43        Nominee as Secretary

   Mr. Paul A. Sloan is currently Chairman and Secretary of BrandAid, as well as a Director of the Company, having been appointed Secretary on January 11, 2002. Prior to this appointment, for the past 5 years, Paul Sloan was the President and CEO of BrandAid. Mr. Sloan was formerly President of Sloan Electronics, Inc., and had been President, CEO and a director of that corporation since its inception in 1990. Mr. Sloan co-founded Vorec Corporation in 1986 and served as design team leader.

   The Secretary whose appointment is to be affirmed at the Annual Meeting will hold office until replaced for cause or as otherwise provided in the By-Laws of the Company. The Board of Directors has unanimously approved the election of the nominee listed below to the position of Secretary.

                                Paul Sloan

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for election of officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE NOMINEE FOR SECRETARY.


STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company by June 10, 2002 in order to be considered for inclusion in the Company's proxy statement and any form of proxy relating to that meeting.


              INFORMATION CONCERNING LEGAL PROCEEDINGS

   There are various claims, lawsuits and pending actions against BrandAid Marketing Corporation incident to its operations. It is the opinion of the Company's management that the ultimate resolution of these matters will not have a material adverse effect on BrandAid Marketing's liquidity, financial position or results of operations.

   The former owners of Futronix, Inc., a former subsidiary of BrandAid's, asserted that the sale of Futronix to Trident Systems International, Inc., ratified at a Special Meeting of Stockholders on February 22, 2002, was invalid, and that BrandAid had never rightfully owned Futronix. BrandAid has commenced action in Florida Circuit Court for a declaratory Judgment stating that BrandAid owned Futronix at all material times, and the sale of Futronix was a valid sale.


   The Company has initiated an action against Kim Adolphe of Gemini Learning Systems and various shareholders who received their stock as a result of the transaction of Ms. Adolphe. In particular the action seeks to cancel all shares issued to Ms. Adolphe and others pursuant to the purchase of Gemini Learning Systems as a result of misstatements that the Company believes were made. Ms. Adolphe has made a claim for the recovery of her stock.

INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS

   The Directors held several informal telephone discussions and voted on issues by special ballot. The entire Board of Directors considers issues before it, and may form committees for certain purposes.

   The Board called two Special Meetings of Shareholders between the last annual meeting and this year's Meeting. On December 14, 2001, the Stockholders voted to change the name of the Company to BrandAid Marketing Corporation, and to effect a one for twenty reverse split of our common stock. On March 29, 2002, the Stockholders voted to ratify the sale of Gemini Learning Systems, Inc. to Haines Avenue, LLC., and to ratify the sale of Futronix, Inc. to Trident Systems International, Inc., or to dispose of Futronix on such terms and conditions as the Board of Directors saw fit.

EXECUTIVE AND DIRECTORS' COMPENSATION

   The Directors received the following compensation during 2001, pursuant to the 1998 Stock Option Plan (Post Split shares):

                Issue           Exercise                            Amount
Name            Amount          Date            Price       Term    Exercised
Paul Sloan       1,750          3/15/01          2.00       5 yr.      0
Jim Vondra*        500          3/15/01          2.00       0 yr.      0
Kim Adolphe*     1,750          3/15/01          2.00       5 yr.      0
Jim Marquis *      500          3/15/01          2.00      10 yr.      0
____________
NOTES TO TABLE:
*Retired from Board on November 14, 2001. The Company has filed a declaratory action to cancel all shares of Ms. Adolphe. _____________


                       EXECUTIVE COMPENSATION


   The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses may be granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. A number of factors are considered in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Decisions on executive officer compensation are, however, primarily subjective. No predetermined weight is generally assigned to any of the factors mentioned above. A guideline in determining bonus compensation for division presidents and other designated executive officers has historically been the achievement of budgeted sales and earnings levels, but no other specific corporate performance related targets are otherwise used and the achievement of such goals is not, in all cases, determinative of whether an executive officer will receive bonus compensation or the amount of such compensation.

Name and Principle                            All Other Compensation
Position               Year     Salary       Pecuniary       Shares

Paul Sloan,            2001    $150,000(1)                1,750(7)
Secretary,             2000    $150,000(1)               35,000(4)
Chairman of Board      1999      78,000(2)               50,000(4)
of Directors           1998      60,000(3)               20,000(4)


Kim Adolphe*           2001     150,000                  41,200(6)(7)
Director, and Pres.    2000    $153,000(5)               25,000(4)
of Subsidiary          1999     123,000(5)            2,000,000(6)

_____________
NOTES TO TABLE:
* Gemini was sold in September, 2001, and Ms. Adolphe resigned as a Director in November, 2001. The Company has filed a declaratory action to cancel all shares of Ms. Adolphe.
(1) Mr. Sloan's salary as full time President as of December 31, 2001 and 2000. This amount is accrued, unpaid to date, and payable by the Company.
(2) Mr. Sloan received $0 as of December 31, 1999. This amount is accrued and payable by the Company. Mr. Sloan received 10 shares of preferred convertible stock, each share convertible into 1,500,000 common shares, of which 6 were converted in 2001, prior to the 1 for 20 reverse split.
(3) Mr. Sloan received $25,000 as of December 31, 1998. The balance of $35,000 is accrued and payable by the Company.
(4) Shares in stock option plan (unexercised).
(5) Salary and auto expenses received from Subsidiary. This is consolidated and carried back two years, even though the Subsidiary was only purchased in September, 1999.
(6) Shares received as compensation for the purchase of Gemini. The original sale price was 20,000,000 shares, which were subject to the 1 for 10 reverse split in November, 1999. These shares were further subject to a 1 for 20 stock split in December, 2001. There were 40,000 shares issued to offset cash infused into Gemini in 2001(post split shares).
(7) Options received as Directors, none exercised. SEE, Director's
Compensation.
___________________________

             CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

   Except as described below or under "Compensation of Directors" and "Executive Compensation" the Company has not engaged in transactions required to be disclosed with individuals who were officers, directors, principal stockholders or affiliates thereof.

Name of            Number of    Percentage   Preferred     Percentage
Beneficial Owner     Shares      of Common     Stock       of Common
                  Beneficially     Stock    Beneficially   Stock After
                     Owned                     Owned       Conversion

Kristian Baso(a)(d)       0          0.00%
Director

Sean Zauser(a)(d)         0          0.00%
Director

Darren Silverman(a)(d)    0          0.00%
Director

Jay Elliott (b)      73,700          4.99%
President,
CEO, Director

IDT Group, Inc.      73,740 (c)      4.98%     4.0(e)     6,000,000

________________________________

NOTES TO TABLE:
(a) Appointed to Board on November 14, 2001. Shares received as a share of the compensation in an asset purchase by BrandAid. The transaction is fully disclosed in the Report on Form 10-KSB for the fiscal year 2001, filed on or about March 31, 2002.
(b) Appointed to Board on January 11, 2002. Shares received as a share of the compensation in an asset purchase by BrandAid. The transaction is fully disclosed in the Report on Form 10-KSB for the fiscal year 2001, filed on or about March 31, 2002.
(c) Shares received as a share of the compensation in an asset purchase by BrandAid. The transaction is fully disclosed in the Report on Form 10-KSB for the fiscal year 2001, filed on or about March 31, 2002.
(d) Officer and Affiliate of IDT Group, Inc.
______________________


                         COMPLIANCE WITH SECTION 16(a)

   Management believes all reports required by this section have been filed by Directors, Officers and Beneficial Owners.

                         SOLICITATION OF PROXIES

   The Company will bear the cost of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. The solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.


                        ANNUAL REPORT ON FORM 10-KSB,
                AND FILINGS INCORPORATED HEREIN BY REFERENCE

   The following are incorporated by reference herein and are available at no cost upon written or oral request from the Secretary, at BrandAid Marketing Corporation, 1715 Stickney Point Rd, Suite A-12, Sarasota, Florida 34231, and are also available from the SEC Filings link from the Company web site at www.bamk.info.

   The Company's audited financial statements for the year ending December 31, 2001, and related disclosures and all material incorporated by reference therein from the Company's 2001 Annual Report on Form 10-KSB are available at no cost upon written or oral request from the Secretary, and are also available from the SEC Filings link from the Company web site at www.bamk.info.

By order of the Board of Directors,

                                /s/Paul Sloan
                                Paul Sloan
                                Chairman and Secretary     DATE: May 23, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                       ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON TUESDAY JUNE 25, 2002 AT 1:00 P.M.
                  FOR HOLDERS OF RECORD AS OF MAY 21, 2002
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder of BrandAid Marketing Corporation (the "Company"), revoking all previous proxies, hereby appoints PAUL SLOAN as the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at 1:00 P.M. at the offices of Bobbitt, Pittenger & Co., 1605 Main Street, Suite 1010, Sarasota, Florida 34236 on Tuesday June 25, 2002, and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the following matters:

Indicate your vote by marking an "X"

DIRECTORS:
The Board of Directors recommends a vote for election of the following directors:

1- Jay Elliott                       2- Kristian Baso

____ FOR all nominees _____ WITHHOLD all nominees
____ WITHHOLD vote for any individual nominee. Write in numbers below:

OFFICERS:
The Board of Directors recommends a vote for election of the following to act as President and Chief Executive Officer of the Company:

1- Jay Elliott

____ FOR  nominee _____ WITHHOLD vote on nominee

The Board of Directors recommends a vote for election of the following to act as Secretary of the Company:

1- Paul Sloan

____ FOR  nominee _____ WITHHOLD vote on nominee

Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting Proxy Statement.

Signature______________________________ Date_____________________
Print Name_____________________________


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